                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 2002 included in this Form 10-K into Avici Systems' previously filed registration statements on Form S-8 (File Nos. 333-48178, 333-53560 and 333-82882).

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 25, 2002